Restatement	6 Months Ended
Jun. 30, 2020
Accounting Changes and Error Corrections [Abstract]
Restatement
2.	Restatement

Between May 11, 2020 and June 8, 2020, the Company entered into Purchase Agreements with investors (“Investors”), pursuant to which the Company sold an aggregate of 3,735,922 shares of the Company’s common stock at a purchase price of $7.00 per share and issued warrants to the Investors covering a total of 3,735,922 shares of the Company’s common stock for an aggregate purchase price of $26.2 million.

The Company determined that the fair value of the warrants totaled $26.8 million. The Company originally recorded a loss on issuance of common stock and warrants totaling $26.8 million, resulting in an overstatement of the loss by $26.2 million (“the Error”).

The Company should have allocated the purchase price of $26.2 million to a warrant liability with the residual amount of $0.6 million to the loss on issuance of common stock and warrants.  The Error resulted in the following:

On the condensed consolidated balance sheet as of June 30, 2020, there was no net effect of the Error to total assets, total liabilities and total stockholders’ equity. The only lines items on the condensed consolidated balance sheet that the Error affected were additional paid in capital and accumulated deficit, both of which were overstated by $26.2 million.

On the statement of condensed consolidated operations for the three months and six months ended June 30, 2020, the Error caused a $26.2 million overstatement of loss on issuance of common stock, notes, bonds and warrants.

On the condensed consolidated statement of cash flows for the six months ended June 30, 2020, there was no net effect of the Error on cash used in operating activities, cash used in investing activities and cash provided by financing activities.

The corrections applicable to June 30, 2020 and the three and six months ended June 30, 2020 are included in this Amendment No.3 to the Original Filing.